UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2019, the Board of Directors of Conformis, Inc. (the “Company”) appointed Frederick Driscoll, on an interim basis, to the position of Chief Financial Officer of the Company, effective as of October 23, 2019. This appointment is being made in connection with the departure of Paul Weiner, the Company’s current Chief Financial Officer, whose resignation was previously announced and is effective as of October 18, 2019.
Mr. Driscoll, age 68, served as Chief Financial Officer at Flexion Therapeutics, Inc., from May 2013 until May 2018. In connection with his employment with the Company, pursuant to the terms of an offer letter dated October 14, 2019 (the “Offer Letter”), Mr. Driscoll will receive a semi-monthly salary of $15,000. Mr. Driscoll’s employment with the Company will terminate on or before December 31, 2019, unless extended by the Company in writing.
On October 18, 2019, the Board of Directors of the Company appointed Erin Henry, on an interim basis, to the position of Principal Accounting Officer of the Company, effective as of October 18, 2019. Ms. Henry, age 35, has served as the Company’s Corporate Controller since January 2017. From January 2016 to December 2016, Ms. Henry served as the Company’s Assistant Controller. From October 2012 to December 2015, Ms. Henry served as the Company’s Accounting Manager. From April 2011 to September 2012, Ms. Henry served as the Company’s Senior Accountant. From August 2006 to March 2011, Ms. Henry was an Auditor at KPMG US LLP.
Neither Mr. Driscoll nor Ms. Henry has a family relationship with any of the Company’s officers or directors and neither has any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the Offer Letter, which the Company expects to file as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: October 18, 2019	By:	/s/ J. Brent Alldredge
J. Brent Alldredge
Chief Legal Officer and Corporate Secretary